Exhibit 32(1)

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Conolog Corporation (the "Company") on From 10-ASB for the period ended April 30, 2004 as filed with the Securities and Exchange Commission on the date hereof(the "Report"), we, Robert
S. Benou and Mar Benou, the Chief Executive Office and the Chief Operating Officer and the President, Chief Operating Officer and Secretary, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained n the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification accompanies this quarterly report on Form 10-QSB of Conolog Corporation. A signed original of this written statement required by Section 906 has been provided to Conolog Corporation and will be retained by Conolog Corporation and furnished to the SEC or its staff upon request.



Dated: June 21, 2004               /s/ Robert Benou
                                   --------------------------------------------
                                   Name:   Robert Benou
                                   Title:  Chief Executive Officer and Chief
                                           Financial Officer



Dated: June 21, 2004               /s/ Marc Benou
                                   --------------------------------------------
                                   Name:   Marc Benou
                                   Title:  Chief Operating Officer, President
                                           and Secretary


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